UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 23, 2004
                          ---------------------------------
                Date of Report (Date of earliest event reported)




                        Baldwin Technology Company, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




      Delaware                      1-9334                  13-3258160
---------------------------       --------------          ------------------
(State or other jurisdiction      (Commission             (I.R.S. Employer
  of incorporation)               File Number)           Identification No.)




                    Twelve Commerce Drive, Shelton, CT. 06484
             -----------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ---------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)





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

Item 5.           Other Events

         On July 21, 2004, Baldwin Germany GmbH, a subsidiary of Baldwin Technology Company, Inc. ("Baldwin"), prevailed in a patent revocation action brought against it by technotrans AG in the German Federal Patent Court. In rejecting the revocation action, the Court effectively upheld Baldwin's patent. The Court's decision may be further appealed to the Federal Supreme Court in Germany.





Item 7.           Financial Statements and Exhibits.


         (c)    Exhibits


                     99.1 Baldwin Technology Company, Inc., issued the attached press release on July 23, 2004
                              (filed herewith).










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

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   BALDWIN TECHNOLOGY COMPANY, INC.
                                   --------------------------------
                                             (Registrant)

                                   By:    /s/VIJAY C. THARANI
                                      ------------------------------------------
                                                      Vijay C. Tharani
                                                  (Chief Financial Officer)




Dated: May 23, 2004



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